Exhibit 99.1

 www.advent.energy  Updated Investor PresentationJanuary 2021  NEXT GENERATION FUEL CELL TECHNOLOGY

 2  This presentation has been prepared by Advent Technologies Inc. (“Advent”) and AMCI Acquisition Corp. (“AMCI”) to assist interested parties in making their own evaluation with respect to the proposed business combination between Advent and AMCI and for no other purpose. The data contained herein is derived from various internal and external sources. Please refer to the merger agreement for the business combination between Advent and AMCI and the filings by AMCI with the United States Securities and Exchange Commission (“SEC”) for the full terms of the transaction. While the information contained in this presentation has been prepared in good faith, neither Advent nor AMCI, nor any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, makes any representations or warranties (express or implied) as to, or in relation to, the fairness, accuracy, reliability or completeness of the information in this presentation, and liability therefor is expressly disclaimed. Accordingly, neither Advent nor AMCI, nor any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, takes any responsibility for, or will accept any liability, whether direct or indirect, express or implied, contractual, tortious, statutory or otherwise, with respect to the accuracy or completeness of the information in this presentation or for any of the opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation or for any errors, omissions or misstatements or for any loss, howsoever arising from this presentation. The information, opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation are provided as at the date of this presentation and are subject to change without notice.This presentation contains financial information prepared in accordance with U.S. generally accepting accounting principles (“GAAP”) that have been extracted without material adjustment from audited GAAP financial statements and/or extracted or derived from unaudited accounting records that have been used to prepare GAAP financial statements. This presentation also contains certain non-GAAP financial measures which have not been and will not be audited. These non-GAAP financial measures are not recognized measures of financial performance or liquidity under GAAP, but are measures used by Advent’s management to monitor the underlying performance of Advent’s business and operations. These non-GAAP measures may not be indicative of Advent’s historical operating results nor are such measures meant to be predicative of future results. These measures and ratios may not be comparable to those used by other companies under the same or similar names. As such, undue reliance should not be placed on these non-GAAP financial measures. Certain financial information contained herein is unaudited and is based on internal records and/or estimates. This presentation contains certain forward-looking information which may not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Advent or AMCI to provide guidance on such information in the future. The balance sheet and income statement data contained herein is currently subject to audit in accordance with the rules of the Public Company Accounting Oversight Board (“PCAOB”) and may be updated or modified in the final audited financial statements included in the proxy statement with respect to the meeting of AMCI stockholders related to AMCI’s business combination with Advent and the related registration statement on Form S-4.The information contained in this presentation is the property of Advent and AMCI. This presentation may not be copied, published, reproduced or distributed in whole or in part at any time without the prior written consent of Advent and AMCI. The trademarks and trademark symbols used herein are the properties of their respective owners.This presentation does not constitute investment, legal, accounting, regulatory, taxation or other advice, and neither this presentation nor the information in this presentation takes into account the recipient’s investment objectives, or the recipient’s legal, accounting, regulatory, taxation or financial situation or particular needs. In particular, any estimates, projections, forecasts, targets, prospects or opinions contained in this presentation necessarily involve significant elements of subjective judgment, analysis and assumption are based upon the reasonable judgment of Advent and AMCI, subject to change without notice, and each recipient should satisfy itself in relation to such matters. This presentation, the information contained in this presentation or any related oral presentation is for informational purposes only and does not constitute, or form part of, any offer, invitation to sell or issue, or any solicitation of any offer to subscribe for, purchase or otherwise acquire any securities in Advent or AMCI or their respective affiliates, nor shall this presentation, or the fact of its communication, form the basis of, or be relied upon in connection with, or act as any inducement to enter into any contract or commitment whatsoever with respect to such securities. This presentation and the information in this presentation are not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration of licensing within such jurisdiction. This presentation contains financial forecasts with respect to Advent’s estimated future performance. These forecasts have been prepared solely by Advent and have not been diligenced by AMCI. Neither AMCI’s independent auditors nor the independent auditors of Advent audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. None of these forecasts were prepared with a view toward compliance with the published guidelines of the SEC, PCAOB, GAAP or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections should not be relied upon as being necessarily indicative of future results. In this presentation certain of the above-mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Advent or AMCI or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The financial forecasts reflect assumptions that are subject to change, and there can be no assurance that AMCI’s or Advent’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts.  Disclaimer

 3  This presentation contains “forward-looking statements” within the meaning of applicable securities laws, including statements with respect to Advent’s strategies, future opportunities and growth prospects, Advent’s financial statements, as well as other information and statements that are not historical fact. These forward-looking statements regarding future events and the future results of Advent and AMCI are based on current expectations, estimates, forecasts, and projections about the industry in which Advent operates, as well as the beliefs and assumptions of Advent’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Advent’s or AMCI’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Advent’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Advent therefore cautions against relying on any of these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: economic conditions globally; the impact of competition; political and economic developments in the countries in which Advent operates; regulatory developments in Greece, Europe and internationally; the COVID-19 pandemic; the inability for any reason to close the transactions contemplated by the merger agreement between Advent and AMCI; the inability to recognize the anticipated benefits of the proposed business combination between ACMI and Advent, which may be affected by, among other things, the amount of cash available following any redemptions by AMCI’s stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the proposed business combination; costs related to the proposed business combination; Advent’s ability to manage growth; Advent’s ability to execute its business plans and the timing and costs of these plans; Advent’s estimates of the size of the markets it serves; the rate and degree of market acceptance of Advent’s products; rising costs or pricing pressures adversely affecting Advent’s profitability, including sales and marketing expenses; expectations regarding capacity constraints; potential litigation involving AMCI or Advent; the validity or enforceability of Advent’s intellectual property and Advent’s compliance with the intellectual property rights of third parties; and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to AMCI’s shareholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by AMCI. Any forward-looking statements made by or on behalf of Advent or AMCI speak only as of the date they are made. Neither Advent nor AMCI undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Accordingly, attendees and recipients should not place undue reliance on forward-looking statements due to their inherent uncertainty. In this presentation, Advent relies on and refers to information and statistics regarding industry data. Advent obtained this information and statistics from third-party sources, including reports by financial data firms and other firms. Advent has supplemented this information where necessary with information from discussions with its own internal estimates, taking into account publicly available information about other industry participants and Advent’s management’s best view as to information that is not publicly available. Such information has not been subject to any independent audit or review. To the extent available, the industry, market and competitive position data contained herein has come from official or third party sources. Third party industry publications, studies and surveys generally state that the data contained therein has been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Advent reasonably believes that each of these publications, studies and surveys has been prepared by a reputable party, neither Advent nor AMCI nor any of their respective directors, officers, employees, agents, affiliates, advisors or agents, have independently verified the data contained therein. In addition, certain industry, market and competitive position data contained herein come from Advent’s internal research and estimates based on the knowledge and experience of Advent’s management in the markets in which Advent operates. While Advent reasonably believes that such research and estimates are reasonable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. Accordingly, reliance should not be placed on any of the industry, market or competitive position data contained in such information and no representation or warranty (express or implied) is given that such data is correct or complete.In connection with the proposed business combination between AMCI and Advent and related transactions, AMCI will file preliminary and definitive proxy statements and a registration statement on Form S-4 with respect to the proposed business combination and related matters with the SEC, and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of AMCI are advised to read, when available, the preliminary proxy statement and registration statement, and amendments thereto, and the definitive proxy statement in connection with AMCI’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination and related matters and the related registration statement because the proxy statements and registration statement will contain important information about the proposed business combination and related transactions and the parties to such arrangements. The definitive proxy statement will be mailed to stockholders of AMCI as of a record date to be established for voting on the proposed business combination and related matters. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Investor Relations, AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA 15650.AMCI, Advent, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of AMCI’s stockholders in connection with the proposed business combination and related transactions. Information concerning the interests of AMCI’s and Advent’s participants in the solicitation, which may, in some cases, be different than those of AMCI’s and Advent’s equity holders generally, will be available in the proxy statement relating to the proposed business combination and related matters to be filed by AMCI with the SEC.By reading this presentation, you agree to be bound by the limitations set out herein. Any failure to comply with these restrictions may constitute a violation of applicable laws.  Disclaimer (continued)

 Transaction Summary  4    Vasilis GregoriouChairman & CEO  Emory De CastroCTO  Advent Technologies, Inc.    AMCI Acquisition Corp.  Bill HunterCEO & PresidentIncoming President & CFO of Advent Technologies, Inc.  AMCI Acquisition Corp. (“AMCI”) has proposed to enter into a business combination with Advent Technologies, Inc. (“Advent”), an innovation driven fuel cell technology company that is unlocking the Hydrogen EconomyAMCI (NASDAQ:AMCI) is a publicly listed special purpose acquisition company with ~$93 million of cash held in trust, and has raised a $65 million PIPE to provide further capital in the transactionAdvent and AMCI are combining to advance the development and manufacturing of Advent’s platform technology that is based on high-temperature proton exchange membranes (HT-PEM)The transaction will fully fund the next phase of Advent’s expansion efforts to respond to significant and immediate market opportunitiesAdvent’s existing shareholders are rolling 100% of their equityIt is anticipated that the post-closing company will retain the Advent name and be listed on NasdaqThe transaction is currently expected to close in early 2021  Transaction Structure  AMCI & Advent Technologies – An ideal combination to unlock the Hydrogen Economy  Transaction implies pro forma enterprise value of $326 million(1)2.7x 2024E Revenue projection of $122.8 million, compared to peer average of 24.2x(2)13.7x 2024E EBITDA projection of $23.8 million, compared to peer average of 119.6x(2)Existing Advent shareholders will receive 54% of the pro forma equity(1)Pro forma, Advent will have ~$135 million of cash to help realize production ramp up  Valuation  (1) Refer to page 35 for additional details. (2) Refer to page 36 for peer analysis.

       Investment Highlights    Experienced management team delivering breakthrough technology in partnership with world class research centers  Advent is the missing puzzle piece to unlocking the Hydrogen Economy with low-cost energy solutions    Proven, scalable business model that delivers consistent and recurring revenue, with a ~$100m revenue opportunity per 1GW of demand    Solving the range and recharge mobility problems with Li-ion batteries given greater energy storage capability  5    Platform technology provides critical performance benefits for a wide range of end markets, with a total estimated market size of more than 850GW by 2040  Sources: Global Data, Bloomberg New Energy Finance.    Developing and manufacturing the critical components for high-growth new energy markets, including transportation, off-grid, aviation and the Hydrogen Economy    Low cost, fuel-flexible and resilient fuel cell technology – solving the need for expensive hydrogen infrastructure

   1. Company Overview

     Pioneering, critical technology for the Hydrogen Economy  We Are Advent  Next Generation Fuel Cell TechnologyBacked by 50+ international technology and process patentsFuel-flexible, lower cost, longer life – works anywhereSupported by industry leading partners  Our Partners  Our Markets  Fuel cells for EV automotive, aviation and stationary / off-grid applicationsEnergy StorageIoT SensorsHydrogen Production  Timing is Now Ramping up of EV automotive sector is inflection point for demand of fuel cellsSuccess of Tesla and others provides high visibility for clean techAdvent’s team is highly skilled in production ramp-up and ready to execute on the growth plan of the company  Proven Product Ready for Market AdoptionAdvent’s MEA products are already being used and tested for use by a number of top tier customersHeavy truck users beginning adoption of hydrogen fuel cells to extend EV rangeRoll-to-roll manufacturing process provides for scalable, high margin business  7

   Advent Fuel Cell is Flexible Broad market, low infrastructure cost  Advent’s fuel-flexible capabilities solve the hydrogen infrastructure problem opening an immediate market opportunity  8      AdventMEA Inside        Advent  Hydrogen, (green) methanol, natural gas, biofuels, ammonia  Now: Multi-fuelInfrastructure available now; can deploy Immediately  Future: eFuelszero-emissions hydrogen based liquid fuels    Competition    LT-PEM  Requires 99.99% pure hydrogenInfrastructure Cost 100x higher  Hydrogen  CFRP Tanks for transport, storage$1.5m+ for new refill stations    Marine  Aviation: Drones, eVTOLs  Electric Vehicles  Off-Grid Power          Fuel Cell         Compressed Hydrogen is problematic for aviation, marine, and off-grid

 MEA Application in TransportationAdvent Solves the Range and Recharge Problems  9  Advent provides consumers with the same convenience as a conventional vehicle without the pollution

   Solving the Hydrogen Infrastructure Problem  Advent’s fuel-flexible capabilities allow for significantly reduced infrastructure requirements and provides energy solutions for billions of people in the developing-world  10        ~$50billion  RENEWABLE &LOW-CARBON FUELS  Retrofit trucks, tanks and pumps  DISTRIBUTION: WHOLESALE TO END-USERS      GLOBAL: INFRASTRUCTURE COSTS(1)  Hydrogen  CFRP Tanks for transport, storage  ~$15,000billion  Battery  Grid upgrades, new charging stations  ~$5,000Billion            Advent Fuel Cells’ Innovative Capability  Sources: Joule, Management Estimates. (1) Estimated upfront infrastructure costs, assuming 200 cars per 1000 people of each type. Methanol and biofuels can use existing infrastructure (with minor modifications) built for incumbent liquid fuels.

       Next Generation fuel cell technology that significantly improves the economics of hydrogen power  What We DoOur Products              High-Temp Fuel Cell  Complete Systems  Develop, Manufacture & Sell  Develop & License  Fuel-flexible fuel cells that significantly reduce need for hydrogen infrastructureEnter into joint development programs with partnersIntend to scale-up production for mobility (auto, aviation) and stationary (off-grid, portable, security, charging station) markets  Leverage MEA technology with a matched fuel cell and license to system integrators, Tier 1s and OEMsIP in design, cooling, testing and optimization  Membrane & Electrode Assembly (“MEA”)    MEA is the “heart of the fuel cell”Analogous to Li-ion cell for the battery industry  High-Temp PEM Membranes    Next generation electricity conducting plastics that can operate at 160+oCSignificantly enhances capabilities and performance of fuel cells and other clean technology systems  11  Advent’s technology is fuel-flexible, lightweight and resilient

 Unique Market Position in the Fuel Cell Value Chain  Only vertically-integrated supplier of HT-PEMs to fuel cell OEMs and system manufacturers   12  % of fuel cell cost  HT-PEM  LT-PEM   SOFC                                    Membrane    MEA manufacture & assembly    Fuel cell technologyEngineering/Licensing    Fuel cell OEMs, and System Manufacturing      3%        25%      30%    100%  Any Fuel, Anywhere  Hydrogen Only  Stationary Only

             Advent’s MEAs are the “heart” of the fuel cell & all electrochemistry applications – analogous to Li-ion cell for battery packs   Advent MEAMarket Changing Technology      $350b by 2040  Telco, O&G, Mining, CHP powerAPUDefense, security, marine  Off-grid Power  $1,200bby 2027  Heavy-duty trucksCommercial vehiclesPassenger EVsRange extenders for SUVTaxisCharging stations  EV Automotive  $27b by 2030  Commercial droneSurveillance/DefenseeVTOLsCommercial aviationZero-emissions flightAuxiliary power  Aerospace & Defense  $2.3bby 2028  Hydrogen technology & generationElectrolysisPower to gas, power to liquid technology providers  Hydrogen Production  $4.5b by 2028  Vanadium and Iron flow battery Microgrid, industrial and utility marketsUsed for balancing renewable power demand & supply  Energy Storage  $1.3b by 2027  Electrochemical sensor for: pollution monitoring, medical, food, consumer apps  IoT, Sensors  Applications  FUEL CELLS  OTHER MARKETS  Market & Size  13    MEA  Membrane Electrode Assembly  Advent Inside  Sources: Grand View Research, IDTechEx, Markets and Markets, Lux Research, Allied Market Research.

   Scale-up fundraising; progressing majorcontracts   Consolidating 50+ international patents and $500m+ of technology investments by partners, predecessors and strategic licensing & acquisition agreements  Evolution & Innovation  2012  Collaboration with US DoE Los Alamos, Brookhaven labs  Incorporate in USASeed Round   2013-2016  Projects with NASA, ESA, DoE  R&D  2018-2019  2020    Consolidate membrane technology; BASF license    UltraCell renews multi-year supply contract  License advanced stack technology from EnerFuel  US Navy purchases stacks  SAFRAN expands program  ESS signs component supply agreement  Palcan signs MEA supply agreement  Stealth IoT company begins program with Advent  EV manufacturerengagement  2003  Development of initial fuel cells    Development / Evolution  Key Partnerships  Market Penetration  Beyond  Production ramp up and commercialization of products  Mass Adoption  14  Advent TPS®introduced

 Vancouver-based developer of fuel cells for the Chinese marketApplications in automotive, stationary, off-grid marketsAdvent supplies key component  Award-winning Munich-based fuel cell manufacturer. Recently secured EU Horizon 2020 funding approvalSiqens has developed the Ecoport 800 HT-PEM fuel cell for off-grid applications using methanol as the hydrogen carrierAdvent supplies MEAs  Proven technology with products already in market  World-Class Customer Base   International high-technology group with 84,000 employees worldwide; operates in aviation, defense and space marketsAdvent supplies MEAs and collaborates on innovation  WE DEVELOP, MANUFACTURE, AND SELL  Oregon iron flow battery for off-grid and utility systemsBacked by established cleantech investors including Breakthrough Energy & BASF Ventures Advent supplies component of ESS’s iron flow battery  California-based developer of fuel-flexible fuel cells for mobile, portable power solutionsSupplier to the U.S., U.K. and other armiesAdvent supplies MEAs  Silicon Valley-based IoT InnovatorDevelops specialized sensors Multi-year collaboration with significant commercial potentialAdvent supplies core component    Japanese multinational automotive manufacturerApplications in fuel cell vehiclesAdvent MEAs are tested for next generation vehicles  FuelCell Energy, Inc. (NASDAQ: FCEL) is a global leader in delivering clean, efficient, and affordable fuel cell solutions configured for the supply,  recovery, and storage of energyAdvent supplies MEAs for tri-generation systems  15  Portable Power  Off-Grid  Energy Storage  Aviation  Gas Sensors  Off-Grid  Auto  Power Generation

 Fuel Cell Market Opportunity    TYPICAL SIZE OF ONE UNIT  1-5kW  OFF-GRID, CHPSTATIONARY  250-520GW  PASSENGER, COMMERCIAL EV  15-30kW  120-680GW  HEAVY-DUTY TRUCKMUNICIPAL BUS  100kW+  40-100GW  EVTOL, COMMERCIAL DRONE, PORTABLE REMOTE POWER  1-30kW  ~20GW(1)  MARKET SIZE2040  16  Customer’s Power Requirements  1 GW  Advent Target Cost per kW (2025)  $80/kW  MEA Sales Revenue  $80M  Licensing Fees(2)   $16M  Total Revenue to Advent Per GW  $96M  Sources: Global Data, Bloomberg New Energy Finance. (1) Management Estimates. (2) Assumes licensing fees are equal to 5% of customer’s fuel cell sales and 30% of MEA cost.   Fuel cells & hydrogen production can be a $50 billion market by 2030 driven by well-established global policy support  Advent revenue expected to be ~$100m per GW

 Strategic partnerships accelerate product development and reduce customers’ launch timeframes  Industry Leading Access and Technology  DoE, L’Innovator Program: Partner with top US-labs for next-gen developmentBegan partnership with Los Alamos L’Innovator program in 2019  UltraCell: Licensing agreement since 2016 with leading provider of portable, lightweight fuel cells  In-house Expertise: Scale-up expertise – working for and with top chemistry leadersWorking with BASF for 7+ years  17

 Advent’s technology is the right choice for mobility and affordable power anywhere  Fuel Cell Technology Evolution  18    Fuel-Flexibility (Wide Market Opportunity)  Fit for Mobility (Power Density, Heat Management, System Simplicity)  Resilience, Durability, Lifetime  Affordability (Total Cost of Ownership)  Improved Commercial Applications  HT-PEM (Competitors)                    Advent HT-PEM            Least Benefit to End User    LT-PEM (Competitors)                      Most Benefit to End User

   20+ years as a C-Suite Officer in Tech/Marketing (founded start up to AIM & Nasdaq IPOs)Ph.D. in Supply Chain Management and M.Sc. in Manufacturing Engineering, Boston UniversityB.Sc. in Electrical Engineering and B.A. in Business Economics, Brown University  Chris KaskavelisCMO  Proven track-record of technological development and commercialization   Leadership & Expertise    Vasilis Gregoriou*Chairman & CEO  30+ years of operational and strategy experience in the US and EuropeWorld-renowned renewable energy expertExtensive experience in product development and company managementPh.D. in Physical Chemistry, Duke MBA, Northeastern     35+ years of technology commercialization, 25+ years in fuel cellsVolume manufacturing expertDOE Manufacturing AwardBASF Fuel Cell Inc.PEMEAS Inc., and De Nora N.A.E-TEKPh.D., CincinnatiB.S., Duke   Emory De Castro*CTO    Bill Hunter*CEO, AMCIIncoming President & CFO of Advent Technologies, Inc.  25+ years of financial services experience, with a focus on the industrial and natural resources sectorsLong track record in battery metals-related investments, including current Board member of American Battery Metals Corp.MBA, DePaul University  *Indicates member of Board of Directors following the Business Combination. Additional Board of Director members include Katherine Fleming, Anggelos Skutaris, Katrina Fritz and Lawrence Clark.  19    30+ years experience in corporate and securities law, M&A, VC, corporate finance and IP lawLong track record working with companies in the clean energy and technology sectors, with specific experience in the fuel cell industryLL.M. in Corporate Law, NYUJ.D., New England School of LawB.A., Providence College  Jim CoffeyCOO and General Counsel

 www.advent.energy    2. Next Generation Fuel Cell

 Fuel cells solve for issues that cannot be solved by batteries alone  True net-zero (not grid-dependent) with green fuels  Next Generation Technology Accelerates Clean Energy Transition  21

 Bringing down cost/kW – Advent’s fuel cell technology enables longer-lasting, lower cost, more robust and more powerful fuel cells  Advent Fuel Cells Outperform Competition  Advent vs incumbent LT-PEM technology  Any Fuel, Anywhere  Advent technology allows fuel cells to be:  Long lasting  Degradation is still a problem for fuel cellsAdvent can more than triple lifetime (~10,000 hrs to 10% power loss vs 3,500)  Fuel-Flexible   Hydrogen infrastructure can be delivered quickly and efficiently with methanol or other hydrogen sources such as biogasImpurities in regular hydrogen such as 10 ppm CO (carbon monoxide) kill a low temperature fuel cell – our materials withstand > 2 % COThe same holds true for air purity; air pollution decreases power in low temperature fuel cells  Resilient  Reducing humidity and temperature issues increases life and reduces cost, and these units work anywhere in the worldLow temperature cannot run hot and dry – no less than 50% Relative Humidity (RH) and not hotter than 70 °C while our technology runs from 0% RH (Nevada) to 100% (Florida in the summer)  High Power  At least as powerful as current tech (1,100 mW/cm2 peak power) without the extra weight and volume of complex cooling and water management  Cost Competitive  Roll-to-roll processing mated to catalyst technology that reduces platinum 8-10 foldSimpler system design and fuel flexibility drop TCO massively  22

 Enabling the Hydrogen Economy      Cost  Increasing Range of Applications   Advent Primary Applications        HCV, Municipal Bus   Transportation  Off-Grid Power Generation              ~100-700GW  ~40-100GW  Market Size2040  ~250-500GW    23    Current  Future  Any Fuel  Anywhere        Extreme Heat (+55oC)  Freezing Temperatures(-20oC)  Pollution  HighHumidity  Hydrogen  eFuels  Natural Gas  Ethanol  Ammonia  Methanol    MEA  Membrane Electrode Assembly  Sources: Bloomberg New Energy Finance, Global Data.   For every GW of market size, Advent has the potential to earn an estimated $100 million by driving down costs and improving capabilities

   Advent is winning the race to be the low cost industry provider able to take market share from battery and ICE vehicles  Low Cost Drives Adoption  Substantial unit cost savings as MEA production builds up due to raw material purchasing efficiency & reduced processing costsProcurement, labor and processing costs all highly competitive due to location of manufacturing  Substantial cost savings due to automation of assembly line and advanced MEA product development projectsAutomation of assembly line provides 3x efficiency improvement in direct labor costsAdvent’s advanced MEA will provide the same power output with ~25% of the raw materials     Cost Reduction by Scale-up    Advent’s Patented Technology Provides for Significant Advantage Relative to Peers  Cost($/kW)    2021  24    Cost Reduction through Innovation  Competition  Advent      2022  2023  2025  2025      Ramp-up of advanced MEA  Source: Management estimates.  Target: $80/kw

 www.advent.energy    3. Beyond Fuel Cells

   Vast Market Opportunities Beyond Fuel Cells    Energy Storage  Green Hydrogen Production: Electrolysis  IoT Sensors  Description  Storage solutions for wind or solar energy (utility, commercial & industrial, off-grid)  Green Hydrogen is essential for decarbonization, energy storage, and can be converted to renewable fuel  Miniaturized sensors with applications in pollution detection, health screening and eNoses (phones that can “smell”)  Advent Competitive Advantages  Lower cost (50% lower) and higher power (5-10%)Adaptable to numerous RFB chemistriesAlready commercial and deployed in the market  Exceeds DOE goals for H2 productionEliminates platinum on the anodeR&D with key partners for directly using salt water for electrolysis and hydrogen production  High-temp Advent Materials are ideal for this applicationMulti-year development and ready for productionKorean and Chinese phone makers poised to implement eNose in 2021  Market Size  $4.5 billion by 2028  $2.3 billion by 2028  $1.3 billion by 2027          IoT     ElectrochemicalSensors    Advent MEA    Flow Battery  Advent Membrane  Water Electrolysis Plant    Renewable Power Generation    01  02  03  26  Sources: IDTechEx, Allied Market Research.

 www.advent.energy    4. Business Plan

               Engineering Fees  Prototype Phase:We develop in cooperation with OEM specific prototype fuel cell system for application/market                        $2m   $60m  Year 3: 30 MW      Year 5:450 MW      Year 4: 120 MW      Year 6: 750 MW      Advent’s business model provides strong customer traction and high revenue visibility  Business ModelIllustrative Revenue from Single OEM  Early Production Phase:We manufacture MEAs and earn license fees on fuel cell system  Mass ProductionWe sell MEAs and earn license fees  MEA sales  Licensing fees  OEM:Fuel cell manufacturer or EV manufacturer    Advent:Manufacturer of MEAs& developer of fuel cell systems50+ patents, $500m of IP and partnerships with top US-labs provide for competitive advantage  OEM focuses on manufacturing & marketing preparation  Mass market scale-up – to 100k+ units  $3m   $11m   $37m   MEAs produced by roll-to-roll manufacturing means low-capex, high-margin scalability  28    $0.3    Year 7: 1 GW      $1m   $4m   $13m   $2m   $39m   $7m   $72m   $12m   $96m   $16m   $80m  Year 2      Year 1      MEA sales  Licensing fees  MEA sales  Licensing fees

 Advent’s revenue growth is driven by significant power requirements across our target markets  Revenue Growth Plan  Projected revenue composition by category 2021-2025 ($m)  29

               Customer  Advent Product  Details      Multiple OEMs – Fuel Cell EV trucks   HT-PEM fuel cells  5,000+ trucks on the road @ 200kW per truck1GW potential opportunity in 2025      Asian fuel cell manufacturer  MEA  Existing customerMoU in place envisages >5m MEAs in 2023 – 2x forecast MEA production       US OEM – portable power  MEA (Durability and Temperature Resilience)  OEM currently supplies portable power fuel cell units to 4 military units globally, including in the U.S. and U.K.Existing customerProjected revenue opportunity $20m in 2025 from single product only      Asia – EV charging stations  HT-PEM fuel cells  Target 4,500 stations @ 240kW per station = 1.1 GW opportunity      US IoT – gas sensor  Membranes for heat resistivity  Silicon Valley-based US developerOEMs – two global cellphone manufacturersCellphone market opportunity alone represents $25m in 2025              Highly Attractive Pipeline  >60% of 2025E MEA sales projected to come from existing 2020 customers  30    Development of Revenue by Source  2025E    Select Identified Opportunities       $13.0m  $254.8m  2021E    Grants    Existing Customers    Grants    Existing Customers (MEA & License Fees)    New Customers (MEA & License Fees)    Engineering Fees (New Customers)

 Use of proceeds geared towards Advent’s development program resulting in top-line growth  Detailed Use of ProceedsProduct Development Plan  Program(1)  Total (2021 – 2025)  New Production Equipment & Warehousing  $52.7m  US facility expansion  $8.9m  Advanced DOE MEA Cost  $8.0m  Current MEA  $0.7m  MEA for flight  $1.0m  MEA assembly automation  $12.2m  Aeronautical Stacks  $10.3m  Robotic Stack Assembly  $9.8m  System Assembly Line  $42.8m  Printable electronics  $7.0m  Total  $153.4m  (1) Includes opex for product development plan.  31  Near-term Funding Requirements ($88.5m)

 Made in USAProven innovation with product in market  IP STRATEGY  Long-Term Partnership with UltraCell as a Platform for Growth      Application  Advent Inside  Advent MEAs pass military grade testsNew Advent materials are game changer for portable power industry  Partner Product  Portable Power: Military grade, 55W-1kW battery chargers allows long autonomy, 5x weight dropLightweight design and system testing expertise  Business  Deployed in the US, UK, and two moreImmediate growth opportunityExpand sale/capabilities with Advent capital    01  02  03  04  VisionKnow-how & new team propels aviation/automotive next-generation product  3 Gallons of methanol   vs.121 lbs of batteries   Battery Charger  32

 www.advent.energy    Financial Overview Path to Profitability

   Summary Financials  High growth model offering stable margins whilst enabling pass-through of efficiencies to our end users                      $m  2020E  2021E  2022E  2023E  2024E  2025E      MEAs sold (‘000s)  2   325    788    2,144    6,296    18,354       Capacity (MW)  0.1   11  26  265  779   2,271      Revenue  1.7   13.0   25.6   60.0   122.8   254.8       MEAs  0.8   5.9   12.8   30.3   72.5   187.7       Engineering, License Fees & Grant Income  0.9   7.2   12.8   29.7   50.3   67.1                         Cost of Goods Sold  (0.4)  (8.8)  (19.8)  (38.7)  (76.1)  (174.4)      Gross Profit  1.3   4.3   5.8   21.3   46.8   80.4       % Margin  --  33%  23%  36%  38%  32%      SG&A and Other  (2.1)  (18.1)  (20.4)  (22.8)  (23.0)  (29.5)      EBITDA  (0.8)  (13.8)  (14.6)  (1.5)  23.8   51.0       % Margin  --  --  --  --  19%  20%    34  2.3GW power capacity projected to be sold in 2025Equates to 10,000 220kW fuel cell EV heavy-duty vehiclesAverage MEA cost/kW to customer in 2025 ~ $80/kW, reducing in line with long-term customer fuel cell cost requirements 10-fold reduction in sales price from 2020-2025 drives market penetration without sacrificing gross margin. This is facilitated by:Unit cost economies of scaleTechnological advancementManufacturing automationProjecting EBITDA positive by 2024

 Pro Forma Sources, Uses & Equity Ownership  Sources ($m)    Shares Issued to Advent Shareholders(1)  $251   Estimated SPAC Cash in Trust(2)  $93   PIPE(3)  $65   Total Sources  $409  Illustrative Pro Forma Ownership(1,3,7)  Uses ($m)    Rolled Advent Equity  $251   Cash to Balance Sheet to Support Project Development and Working Capital  $134   Estimated Fees & Expenses(4)  $24  Total Uses  $409   Advent to be issued shares of Class A common stock at $10.00/share. Based on $250 million purchase price adjusted for $0.9m of net cash on Advent’s balance sheet as of September 30, 2020.Cash in Trust and Pro Forma Ownership reflect 9.1m shares of Class A common stock outstanding and 5.5m shares of Class B common stock outstanding as of November 24, 2020.AMCI Acquisition Corp. announced a private placement on December 22, 2020 for an aggregate commitment of 6,500,000 shares of Class A common stock at $10.00 per share to be consummated concurrently with closing. Estimated Fees & Expenses includes deferred underwriting fees, PIPE financing fees and other expenses.Valuation is based on share price of $10.00 per share for illustrative purposes (the redemption price per share of AMCI Acquisition Corp.’s Class A stock will be higher).Inclusive of $0.9m of Advent net cash as of 9/30/2020, $0.1m of AMCI net cash as of 9/30/2020, and Cash to Balance Sheet resulting from the transaction.Pro Forma Ownership does not include any warrants which are exercisable at $11.50 per share. There are 22.1m public warrants and 5.9m private warrants outstanding, and 2.0m private warrants will be forfeited as part of the transaction. Does not include any awards reserved under the new equity incentive plan to be adopted by AMCI in connection with the closing.  Pro Forma Valuation(5)    Share Price ($/share)  $10.00  PF Shares Outstanding (mm shares)(1,2,3,7)  46.2  Equity Value ($m)  $462  Less: Cash(6) ($m)  ($135)  Enterprise Value ($m)  $326  35

 Legend  $326 million valuation facilitates substantial value uplift based on peer group multiples  Valuation & Peer Group                        2021-2023 Revenue CAGR  114.8%  46.7%  67.3%  23.6%  93.9%  38.9%  30.3%      Market Capitalization ($m)  $462m  $6,443m  $2,162m  $3,219m  $3,562m  $20,572m  $3,505m                        EV / EBITDA Multiples  Core Comps    Other    36      Core Comps  Other  Note: Market data as of January 4, 2021. Market capitalization presented on a fully diluted basis using the treasury stock method.Advent multiples represent implied Transaction Adjusted multiples based on PF Enterprise Value of $326m. “NM” indicates the data is not meaningful (negative revenue or EBITDA, or multiple above 500x).   Developer & producer of hydrogen fuel cell stacks and systems  Developer & manufacturer of PEM fuel cells  Design and manufacturing of hydrogen fuel cell systems  Fuel cell technology & engineering company  Direct gas / natural gas fuel cell manufacturer  PEM technology for hydrogen electrolysers and fuel cells  EV / REVENUE Multiples  (1)  (1)    2022E    2023E    2024E  Advent 2024E Multiple  Advent 2024E Multiple

 Recent investments demonstrate strong demand for fuel cell exposure  Significant Strategic Interest in Fuel Cell Technology  Acquirer              Announcement Date  January 22, 2020  October 3, 2019  June 28, 2019  March 26, 2019  August 29, 2018  May 16, 2018  Transaction Summary  Bosch increases stake in Ceres Power and forms partnership  Linde acquires 19% stake in ITM Power and forms JV  Cummins completes acquisition of Hydrogenics  MAN Energy Solutions acquires 40% stake in H-TEC Systems  Weichai Power Co. acquires 19.9% stake in Ballard Power Systems and forms JV  Weichai Power Co. acquires 20% stake in Ceres Power and forms JDA  Target              Target Description  Bosch and Ceres formed a partnership to apply Ceres’ fuel cell technology to create small power stations for cities, factories, datacenters and EV charging points  Manufacturer of PEM electrolyzers for the electro-chemical splitting of water into hydrogen and oxygen  Designs, develops, and manufactures hydrogen generation products based on water electrolysis technology and fuel cell products based on proton exchange membrane (PEM) technology  Leading producer of PEM electrolyzers and PEM stacks  Engages in the design, development, manufactures, sale, and service of PEM fuel cell products  Weichai and Ceres announced a strategic investment and joint development agreement (JDA) to develop bus Range Extenders and commercial EVs   Key Details  $140m invested to date(1)$102m investment to increase stake from 4% to 18%(1)Spent $12m on initial 4% and incremental $26m license(1)  Linde and ITM Power to form a JV to target large-scale industrial users of hydrogenTotal investment of $76m(2)  $290m TEVTEV / LTM Revenue 8.5x  Undisclosed  $163m equity investment$90m technology transfer related to JV formation to support China’s FCEV market  Investment of $61m for a 20% interest(3)License Agreement for $50m(3)Joint development of a 30kW range-extender systems Electric bus manufacturing JV  Source: Company filings. (1) Based on an exchange rate of 1.31 USD/GBP as of January 22, 2020. (2) Based on an exchange rate of 1.29 USD/GBP as of October 3, 2019. (3) Based on exchange rate of 1.28 USD/GBP as of December 1, 2020.   37

 www.advent.energy    6. Conclusion

 www.advent.energy  Conclusion    Developing and manufacturing the critical components for high-growth new energy markets    Provides low-cost, fuel-flexible and resilient and fuel cell technology    Experienced management team partnering with world-class research centers     Proven, scalable business model that delivers consistent and recurring revenue    Advent’s technologies solve range and recharge mobility problems  Advent’s HT-PEM technologies are an essential component needed to unlock the Hydrogen Economy    Platform technology provides critical performance benefits for a wide range of end markets

 www.advent.energy    Appendix

 Product development program to reduce cost and increase power output  Product Development InitiativesFuel Cells  New MEAs outperform competition  Achieve power density close to LT-PEM pure hydrogen MEAsWorks anywhere: extreme temperature, humidity, pollutionLong lifetime reduces total cost of ownershipFuel flexibility wins in niche markets  Minimum Cost Catalyst  Can reduce the platinum load by 10x compared to current state-of-the artPlatinum free catalysts also in R&D stage    New Bipolar Plates drop weight for Auto and Aviation markets  Will reduce the weight by 4x without the use for expensive metal alloys  Reduce Production Cost  Simpler Design  Specific Initiatives to reduce cost per unit as demand scales upStrong expertise in-house  Current  Future  10x reduction in fuel cell platinum needs  41  1  2  3  4  5

 Well-Established Global Policy Support for Fuel Cells  42            Long-term Market Trends (Deloitte / Ballard report)        Item  Details      Hydrogen Refueling Stations – 2030 targets  US: 7,100EU: 3,700Japan: 900China: 500 (trebled capacity in 2019)      Publicly-announced FCEV targets in 2030 by country  US 5.3 millionJapan 0.8 million (passenger vehicles)Europe 3.7 million FCEVs by 2030 and in addition 0.5m fuel cell LCVs, 45,000 fuel cell trucks & buses      Selected Targets by Company  Hyundai targeting 500,000 FCEVs on the road in 2030Toyota targeting 30,000 FCEV sales annually from 2020 onwards      US State Level - Ambitious Targets  California alone is targeting 1 million FCEVs and 1,000 refueling stations in 2030      Other Trends  Participants of the Hydrogen Energy Ministerial (global clean energy forum involving all major nations including China, India, USA, Japan, Korea, Germany, France, UK, Brazil, Canada and Australia) signed up to a global target of 10,000,000 FCEVs on the road by 2030EU target of 32% replacement of natural gas for heating with hydrogen by 2040Japan is the leader in stationary CHP fuel cells – 20,000 deployed to date; and in FCEV’s – Toyota Mirai launched in 2014            Favorable global policies are just one of the tailwinds driving the growth of the global Hydrogen Economy

 More Countries are Looking to Phase Out Internal Combustion Engines (“ICE”)  17 countries have taken varying types of action, from soft targets to strong commitments, to phase out ICE vehicles and increase the number of EVs  43  Country  Action Announced  Date Announced  Austria  No new ICE vehicles sold after 2020  2016  Britain  No new ICE vehicles sold after 2040  2017  California (U.S.)  No new ICE vehicles sold after 2035  2020  China  End production and sales of ICE vehicles by 2040  2017  Denmark  5,000 EVs on the road by 2019, tax incentives in place  Since 2008  France  No new ICE vehicles sold after 2040  2017  Germany  No registration of ICE vehicles by 2030 (passed by legislature)  2016  India  No new ICE vehicles sold after 2030  2017  Ireland  No new ICE vehicles sold after 2030  2017  Israel  No new ICE vehicle imports after 2030  2018  Japan  Incentives program in place for EV sales  Since 1996  Netherlands  No new ICE vehicles sold after 2030  2017  Norway  Incentives program in place for EV sales  Since 1990  Portugal  Official target and incentives in place for EV sales  Since 2010  Scotland  No new ICE vehicles sold after 2032  2017  South Korea  EVs account for 30% of auto sales by 2020  2016  Spain  Official target and incentives in place for EV sales  2017  Taiwan  Phase out of fuel-powered motorcycles by 2035 and fuel-powered vehicles by 2040  2017  Source: The Climate Center.

 Glossary  Abbreviation  Term  Description  BEV  Battery electric vehicle  Vehicle using exclusively battery technology  BOM  Bill of materials  List of raw materials, assemblies and parts and quantities of each to manufacture a finished product   CHP  Combined heat and power  Also known as cogeneration, CHP is primarily used in industrial applications  DoE  U.S. Department of Energy  Primary governmental body responsible for clean energy R&D  FCEV  Fuel cell electric vehicle  Vehicle using fuel cell technology, often in conjunction with batteries  HDV  Heavy-duty vehicle  A vehicle exceeding 26,001 pounds  HT-PEM  High-temperature proton exchange membranes  Operate at 160°C to 200°C   ICE  Internal combustion engine  Standard heat engine used in traditional vehicles  IoT  Internet of Things  System of interrelated computing devices able to transfer data over a network  Abbreviation  Term  Description  Li-ion  Lithium Ion  Common battery used in consumer electronics and EVs   MEA  Membrane electrode assembly  Assembled stack of proton exchange membranes; heart of the fuel cell  MDV  Medium-duty vehicle  A vehicle weighing 10,001 – 26,000 pounds  OEM  Original equipment manufacturer  Company that produces devices from intermediate components  PHEV  Plug-in hybrid electric vehicle  Combines ICE with battery-powered electric vehicles  RFB  Redox flow battery  Industrial scale rechargeable battery that can be used in industrial scale applications  SOFC  Solid oxide fuel cell  Highest temperature fuel cell (800°C to 1,000°C)   --  Electrolysis  Process using direct electric current (DC) to drive chemical reaction   --  eFuels  Synthetic fuels resulting from electrolysis of water with renewable energy and CO2  44

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